FINANCIAL INCOME (EXPENSE), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Other Income and Expenses [Abstract]
Bank charges	$ (269)	$ (250)	$ (275)
Exchange rate income (loss), net	1,564	(509)	683
Interest income	17,117	5,559	10,380
Amortization of debt discount and issuance costs	(2,980)	(17,792)	(17,183)
Financial income (expense), net	$ 15,432	$ (12,992)	$ (6,395)